EXHIBIT 99.2

                                 Certification
           Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002
             (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b))

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. ss.ss.1350(a) and (b)),the undersigned hereby individually certifies in his capacity as an officer of Shire Pharmaceuticals Group plc (the "Company") that the amended Annual Report of the Company on Form 10-K/A for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                          /s/ Angus Russell
Dated:  September 1, 2003                                 ----------------------
                                                          Angus Russell
                                                          Group Finance Director


This certification will not be deemed filed for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 of the Exchange Act, except to the extent the registrant specifically incorporates it be reference. The foregoing certification is, to the extent permitted by law, provided by the above signatory to the extent of his respective knowledge.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Shire Pharmaceuticals Group plc and will be retained by Shire Pharmaceuticals Group plc and furnished to the Securities and Exchange Commission or its staff upon request.